Section 906 Certifications
I, Charles E. Porter, a Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: August 24, 2006

/s/ Charles E. Porter
______________________
Charles E. Porter
Principal Executive Officer

Section 906 Certifications
I, Steven D. Krichmar, a Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: August 24, 2006

/s/ Steven D. Krichmar
______________________
Steven D. Krichmar
Principal Financial Officer

Attachment A
June 30, 2006

057	Putnam Europe Equity Fund
841	Putnam International Equity Fund
852	Putnam New Opportunities Fund
2HF	Putnam Small Cap Growth Fund
2CE	Putnam International Growth & Income Fund
377	Putnam Discovery Growth Fund
2PX	Putnam VT American Government Income Fund
2TP	Putnam VT Capital Appreciation Fund
23K	Putnam VT Capital Opportunities Fund
2TJ	Putnam VT Discovery Growth Fund
961	Putnam VT Diversified Income Fund
23N	Putnam VT Equity Income Fund
2IS	Putnam VT The George Putnam Fund of Boston
070	Putnam VT Global Asset Allocation Fund
016	Putnam VT Global Equity Fund
066	Putnam VT Growth and Income Fund
2PU	Putnam VT Growth Opportunities Fund
2IW	Putnam VT Health Sciences Fund
067	Putnam VT High Yield Fund
068	Putnam VT Income Fund
2DO	Putnam VT International Equity Fund
2DN	Putnam VT International Growth and Income Fund
2DP	Putnam VT International New Opportunities Fund
2IO	Putnam VT Investors Fund
23H	Putnam VT Mid Cap Value Fund
069	Putnam VT Money Market Fund
098	Putnam VT New Opportunities Fund
2DR	Putnam VT New Value Fund
2IP	Putnam VT OTC & Emerging Growth Fund
2LA	Putnam VT Research Fund
2MJ	Putnam VT Small Cap Value Fund
152	Putnam VT Utilities Growth and Income Fund
2DQ	Putnam VT Vista Fund
065	Putnam VT Voyager Fund